Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to us under the headings “Independent Registered Public Accounting Firm” in the prospectus and “Independent Registered Public Accounting Firm” in the statement of additional information in this Post-Effective Amendment No. 73 to Registration Statement No. 002-74452 on Form N-1A of BlackRock iShares Alternative Strategies V.I. Fund and BlackRock iShares Dynamic Allocation V.I. Fund, each a series of BlackRock Variable Series Funds, Inc.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
August 28, 2014